                                                                   EXHIBIT(h)(6)

                             MEMORANDUM OF AGREEMENT

         This Memorandum of Agreement is entered into as of this 1st day of March, 1999 between AIM Investment Funds (the "Company"), on behalf of the funds listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and AIM Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and AIM agree as follows:

         The Company and AIM agree until the date set forth on the attached Exhibit "A" that AIM will waive its fees or reimburse expenses to the extent that the expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of a class of a Fund exceed the rate set forth on Exhibit "A" of the average daily net assets allocable to such class. Neither the Company nor AIM may remove or amend the expense limitations to the Company's detriment prior to the date set forth on Exhibit "A." AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         The Company and AIM agree to review the then-current expense limitations for each class of each Fund listed on Exhibit "A" on a date prior to the date listed on that Exhibit to determine whether such limitations should be amended, continued or terminated. Unless the Company, by vote of its Board of Trustees, or AIM terminates the limitations, or the Company and AIM are unable to reach an agreement on the amount of the limitations to which the Company and AIM desire to be bound, the limitations will continue for additional one-year terms at the rate to which the Company and AIM mutually agree. Exhibit "A" will be amended to reflect that rate and the new date through which the Company and AIM agree to be bound.

         It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Company personally, but shall only bind the assets and property of the Funds, as provided in the Company's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Company, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Company acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in the Company's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, the Company and AIM have entered into this Memorandum of Agreement as of the date first above written.

                               AIM Investment Funds,
                               on behalf of each Fund listed in Exhibit "A" to this Memorandum of Agreement

                               By:    /s/ ROBERT H. GRAHAM
                                      ---------------------------------------
                               Title: President

                               A I M Advisors, Inc.

                               By:    /s/ ROBERT H. GRAHAM
                                      ---------------------------------------
                               Title: President

                                   EXHIBIT "A"
                                   -----------

                              AIM INVESTMENT FUNDS

AIM DEVELOPING MARKETS FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM EMERGING MARKETS DEBT FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            1.75%                                 June 30, 2000
         B Class                            2.40%                                 June 30, 2000
         C Class                            2.40%                                 June 30, 2000
         Advisor Class                      1.40%                                 June 30, 2000

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM GLOBAL FINANCIAL SERVICES FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM GLOBAL GOVERNMENT INCOME FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            1.75%                                 June 30, 2000
         B Class                            2.40%                                 June 30, 2000
         C Class                            2.40%                                 June 30, 2000
         Advisor Class                      1.40%                                 June 30, 2000

AIM GLOBAL GROWTH & INCOME FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            1.75%                                 June 30, 2000
         B Class                            2.40%                                 June 30, 2000
         C Class                            2.40%                                 June 30, 2000
         Advisor Class                      1.40%                                 June 30, 2000

AIM GLOBAL HEALTH CARE FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM GLOBAL INFRASTRUCTURE FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM GLOBAL RESOURCES FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM GLOBAL TELECOMMUNICATIONS FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM LATIN AMERICAN GROWTH FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            2.00%                                 June 30, 2000
         B Class                            2.50%                                 June 30, 2000
         C Class                            2.50%                                 June 30, 2000
         Advisor Class                      1.50%                                 June 30, 2000

AIM STRATEGIC INCOME FUND
         CLASS                              EXPENSE CAP                FIRST POTENTIAL TERMINATION DATE
         -----                              -----------                --------------------------------
         A Class                            1.75%                                 June 30, 2000
         B Class                            2.40%                                 June 30, 2000
         C Class                            2.40%                                 June 30, 2000
         Advisor Class                      1.40%                                 June 30, 2000


Dated:   March 1, 1999